Annual Report

Global
Technology
Fund

December 31, 2001

T. Rowe Price



REPORT HIGHLIGHTS

Global Technology Fund

o In a terrible year for the stock market, science and technology stocks experienced another year of sharp declines.

o The fund's returns trailed the S&P 500 but surpassed the Lipper average for similarly managed funds because of the fund's strong showing in the fourth quarter.

o We used the surge in electronic technology stocks in the fourth quarter to trim these holdings and enhance our exposure to information services and media stocks.

o While the technology sector has been through a difficult period, we are optimistic about the long-term growth prospects for the fund.



     REPORTS ON THE WEB

     Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.



Fellow Shareholders

In the worst stock market in over 25 years, stock weakness was widespread across developed markets, with double-digit declines in the U.S., major markets in Europe, and Japan. The broad Standard & Poor's 500 Stock Index suffered its worst decline since 1977, falling 11.9% and capping off its worst two-year performance since 1973-1974. Growth stocks again lagged value stocks, with technology and telecommunications stocks among the worst performing sectors.

  Performance Comparison
  ------------------------------------------------------------------------------

  Periods Ended 12/31/01                          6 Months            12 Months
  ------------------------------------------------------------------------------

  Global Technology Fund                           -15.33%              -36.07%

  S&P 500 Stock Index                                -5.56               -11.89

     Finishing with losses of 36.07% for the year and 15.33% for the past six months, your fund trailed the S&P 500 Index but slightly exceeded the -37.55% return of the Lipper Science & Technology Funds Average over the year and its -17.21% return for the six-month period. (The Lipper average is not shown in the Performance Comparison table.) The fund's strong showing in the fourth quarter of 2001 helped drive its stronger performance versus the peer group during the second half and the full year.




MARKET ENVIRONMENT

     The recent environment for technology stocks was the most hostile in memory. The same set of industry-specific factors that depressed technology stocks in the latter part of 2000 continued to plague the sector in 2001: sluggish global demand for PCs and cellular phones; business model and funding challenges among wireline communications carriers; the price collapse in memory chips; constrained advertising budgets; lengthening sales cycles; excess capacity in the semiconductor industry; and bloated cost structures. While the technology sector was better prepared to grapple with these issues entering 2001, it was not prepared to do so in an environment of global economic weakness. Moreover, the tragic events of September 11 served to extend and deepen this hardship. Although the consumer hung tough, corporate spending fell sharply, causing a decline in spending on information technology. Against this backdrop, technology fundamentals soured further, with revenues and profits shrinking at many, if not most, companies. Several icons of the bull market in technology stocks during the 1990s, such as Alcatel, Compaq Computer, Ericsson, EMC, Nortel Networks, Solectron, Texas Instruments, and Yahoo!, experienced quarterly operating losses and suffered devastating stock price declines.

     Nevertheless, on the heels of two consecutive years of significant stock market declines, coordinated interest rate cuts by global central banks, and an array of fiscal stimulus measures planned for 2002, we now focus on the timing and degree of the eventual recovery. With the sector still challenged by excess capacity and decelerating secular growth dynamics in the three primary industry drivers of the 1990s-personal computers, wireless handsets, and wireline infrastructure expenditures-we find it difficult to endorse a surging recovery. Instead, we believe that technology sector fundamentals will improve gradually and modestly during 2002 with several setbacks and continued volatility along the way.


PORTFOLIO REVIEW

Geographic Diversification
--------------------------------------------------------------------------------

United States              69
Europe                     14
Far East                   10
Canada                      2
Other and Reserves          5

Based on net assets as of 12/31/01.


     The fund remains broadly and globally diversified within the technology, media, and telecommunications industries. Stocks of technology companies-software, semiconductors, communication equipment, and hardware-account for more than 63% of the portfolio, while communications services, media, and electronic commerce companies make up the remainder. Although we believe fundamentals for the electronic technology sector will improve over the next year, stubbornly high valuations combined with more modest intermediate-term growth expectations encouraged us to broaden both the number of holdings and our segment diversification. Accordingly, we used the surge in electronic technology stocks during the fourth quarter to trim our largest holdings in this segment and modestly bolster our exposure to information services and media stocks.

     From a geographical perspective, 69% of assets were invested in the U.S., 14% in Europe, 3% in Japan, and the balance in countries throughout the rest of the world. Given the retrenchment of the communications industry and the economic pressures in Japan, we modestly shifted assets into stocks of U.S. and Asian companies outside Japan. Our holdings largely emphasize regional expertise: software, hardware, proprietary semiconductors, and wireline communications equipment in the U.S.; wireless communications in Europe; components and assembly in Asia.


Sector Diversification
--------------------------------------------------------------------------------

Software                   21
Hardware                   15
Communication Equipment    13
Media                      13
Components                 12
E-Commerce                 12
Communication Services     10
Other & Reserves            4

Based on net assets as of 12/31/01.


     While an array of holdings appreciated meaningfully during the past year, only our exposure to media stocks consistently contributed positively to fund performance. Our standout contributor was Maxim Integrated Products, a leading provider of mixed-signal semiconductors for the communications, computer, and consumer electronics industries. Video game leader Electronic Arts, PC giant Dell Computer, Radio One, and Samsung Electronics rounded out the top five contributors. Obviously, in a year of significant losses, the fund contained an expansive list of underachievers, with notable weakness across the entire communications food chain. Laggards here included communications chip vendors Applied Micro Circuits and Dallas Semiconductor, networking giant Cisco Systems, optical equipment vendors SDL Uniphase and CIENA, and data hosting pioneer Exodus.


OUTLOOK

     We expect the economy to improve gradually and steadily as 2002 evolves, with the broader stock market posting positive, if unspectacular, returns. While we are concerned that current technology stock valuations already assume a meaningful improvement in future growth and profitability, we suspect that the combination of stronger global economies, leaner cost structures, and easier earnings comparisons will create an environment more favorable for these stocks.In these times of industry hardship, we appreciate your support and remain optimistic about the long-term growth prospects for the fund.


     Respectfully submitted,

     Charles A. Morris

     President of the fund and chairman of its Investment Advisory Committee

     January 15, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



--------------------------------------------------------------------------------
     Fund Manager Change

     After nearly 15 years of significant contributions to T. Rowe Price, Charles A. "Chip" Morris has decided it is time for a change. It is sad for
     T. Rowe Price to report that such a valued colleague is leaving our firm to pursue outside interests. Chip has been president and chairman of the advisory committee of the Global Technology Fund since its inception on September 29, 2000, and has been working with us to assure a smooth transition of his responsibilities.

     His portfolio management duties were assumed by Robert N. Gensler, who became chairman of the advisory committee on January 16, 2002. Rob has been manager of the Media & Telecommunications Fund over the past two years and has been a highly effective telecommunications and technology analyst since joining T. Rowe Price in 1993. Prior to joining

     T. Rowe Price, Rob worked for seven years as an arbitrage analyst in New York City and Baltimore, for the Peace Corps in Botswana, and earned an MBA from Stanford University and a BS in Economics from The Wharton School, University of Pennsylvania. We will miss Chip Morris and we wish him the very best in his new endeavors. This updates the prospectus dated May 1, 2001.



T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------


Portfolio Highlights
--------------------------------------------------------------------------------

  TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             12/31/01
  ------------------------------------------------------------------------------

  Certegy                                                         2.4%
  Concord EFS                                                     2.3
  First Data                                                      2.3
  Openwave Systems                                                2.3
  Electronic Arts                                                 2.1
  ------------------------------------------------------------------------------
  VERITAS Software                                                2.1
  Nokia                                                           2.0
  TMP Worldwide                                                   2.0
  Vodafone                                                        2.0
  QUALCOMM                                                        2.0
  ------------------------------------------------------------------------------
  Microsoft                                                       2.0
  Brocade Communications Systems                                  2.0
  Cisco Systems                                                   1.9
  AOL Time Warner                                                 1.9
  Oracle                                                          1.9
  ------------------------------------------------------------------------------
  Maxim Integrated Products                                       1.9
  Flextronics                                                     1.9
  VeriSign                                                        1.8
  Samsung Electronics                                             1.8
  Sanmina                                                         1.8
  ------------------------------------------------------------------------------
  Analog Devices                                                  1.6
  United Microelectronics                                         1.6
  Informatica                                                     1.6
  SAP                                                             1.5
  Siebel Systems                                                  1.5
  ------------------------------------------------------------------------------
  Total                                                          48.2%

  Note: Table excludes reserves.



T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------


Portfolio Highlights
--------------------------------------------------------------------------------

  MAJOR PORTFOLIO CHANGES
  (Listed in descending order of size)

  6 Months Ended 12/31/01

  Ten Largest Purchases                    Ten Largest Sales
--------------------------------------------------------------------------------
  Ten Largest Purchases                    Ten Largest Sales
  TMP Worldwide*                           Flextronics
  AOL Time Warner                          NTT DoCoMo
  CIENA                                    NetIQ**
  ONI Systems                              VeriSign
  SunGard Data Systems                     VNU**
  Openwave Systems                         Vodafone
  WPP Group*                               Internet Security Systems**
  Riverstone Networks*                     CIENA
  Electronic Arts                          Partner Communications
  Brocade Communications Systems           ASML Holding

   * Position added
  ** Position eliminated



T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------


Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


     GLOBAL TECHNOLOGY FUND

     As of 12/31/01

                                  S&P 500
                              Stock Index                  GTF
     09/30/00                      10,000               10,000
     12/31/00                       9,218                7,430
     12/31/01                       8,122                4,750



Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                      Since           Inception
     Periods Ended 12/31/01            1 Year     Inception                Date

     Global Technology Fund            -36.07       -44.77%             9/29/00

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------


                                                    Year              9/29/00
                                                   Ended              Through
                                                12/31/01             12/31/00

   NET ASSET VALUE
   Beginning of period                   $          7.43      $         10.00

   Investment activities
     Net investment income (loss)                  (0.06)*              (0.01)
     Net realized and
     unrealized gain (loss)                        (2.62)               (2.56)

     Total from
     investment activities                         (2.68)               (2.57)

   NET ASSET VALUE
   End of period                         $          4.75      $          7.43


   Ratios/Supplemental Data

   Total return(diamond)                          (36.07)%*            (25.70)%

   Ratio of total expenses to
   average net assets                                1.50%*               1.37%!

   Ratio of net investment
   income (loss) to average
   net assets                                      (1.08)%*            (0.25)%!

   Portfolio turnover rate                          189.2%               123.6%!

   Net assets, end of period
   (in thousands)                                  $84,120             $131,168

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        * Excludes expenses in excess of a 1.50% voluntary expense limitation in effect through December 31, 2002.

        ! Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------
                                                              December 31, 2001

Statement of Net Assets                             Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands

   Common Stocks  97.9%

   HARDWARE  14.5%

   Peripherals  5.8%
   Brocade Communications Systems *                 50,000      $         1,656
   EMC *                                            90,000                1,210
   Network Appliance *                              50,000                1,094
   Qlogic *                                         20,000                  890
                                                                          4,850

   Systems  4.1%
   Dell Computer *                                  30,000                  815
   Gemplus (EUR) *                                 300,000                  758
   Oberthur Card Systems (EUR) *                   100,000                  797
   Sony ADR                                         25,000                1,127
                                                                          3,497

   Contract Manufacturing  4.6%
   Celestica *                                      20,000                  808
   Flextronics *                                    65,000                1,560
   Sanmina *                                        75,000                1,492
                                                                          3,860
   Total Hardware                                                        12,207


   SOFTWARE  20.9%

   Enterprise Software  14.6%
   Citrix Systems *                                 35,000                  793
   Informatica *                                    90,000                1,306
   Mercury Interactive *                            25,000                  850
   Microsoft *                                      25,000                1,656
   Oracle *                                        115,000                1,589
   SAP ADR                                          40,000                1,277
   Siebel Systems *                                 45,000                1,260
   Stellent *                                       30,000                  895
   Verisity * +                                     45,000                  858
   VERITAS Software *                               40,000                1,793
                                                                         12,277

   Consumer and Multi Media Software  4.6%
   Adobe Systems                                    40,000      $         1,242
   Electronic Arts *                                30,000                1,799
   Nintendo (JPY)                                    5,000                  876
                                                                          3,917

   Technical Software  1.7%
   Nassda *                                         25,000                  562
   Netscreen Technologies *                         20,000                  443
   Simplex Solutions * +                            25,000                  413
                                                                          1,418
   Total Software                                                        17,612


   MEDIA  12.7%

   Media  12.7%
   AOL Time Warner *                                50,000                1,605
   Clear Channel Communications *                   18,000                  916
   Comcast (Class A Special) *                      20,000                  720
   EchoStar Communications (Class A) *              16,000                  439
   Grupo Televisa ADR *                             23,000                  993
   News ADR                                         33,000                  873
   Omnicom                                          10,000                  894
   Reuters                                          14,000                  836
   Rogers Communications (Class B) *                50,000                  840
   Viacom (Class B) *                               20,000                  883
   Vivendi Universal                                15,000                  807
   WPP Group (GBP)                                  80,000                  884
   Total Media                                                           10,690


   COMMUNICATION SERVICES  10.3%

   Wireless Services  7.5%
   China Mobile (Hong Kong) ADR *                   25,000                  437
   Millicom International Cellular *                75,000                  917
   NTT DoCoMo (JPY)                                     35                  412
   Partner Communications ADR *                     70,000                  478
   SES Global (EUR)                                 70,000                  763
   Sprint PCS *                                     20,000                  488
   Vodafone ADR                                     65,000      $         1,669
   Western Wireless (Class A) *                     40,000                1,130
                                                                          6,294

   Wireline Services  2.8%
   AT&T                                             45,000                  816
   Equant (EUR) *                                   70,000                  839
   WorldCom *                                       50,000                  704
                                                                          2,359
   Total Communication Services                                           8,653


   E-COMMERCE  12.0%

   E-Commerce  12.0%
   Certegy *                                        60,000                2,053
   Concord EFS *                                    60,000                1,967
   First Data                                       25,000                1,961
   SunGard Data Systems *                           30,000                  868
   TMP Worldwide *                                  40,000                1,716
   VeriSign *                                       40,000                1,523
   Total E-Commerce                                                      10,088


   COMMUNICATIONS EQUIPMENT  13.3%

   Wireline Equipment  6.9%
   CIENA *                                          60,000                  859
   Cisco Systems *                                  90,000                1,630
   Extreme Networks *                               60,000                  774
   Juniper Networks *                               40,000                  758
   ONI Systems *                                    50,000                  315
   Riverstone Networks *                            50,000                  834
   Sonicwall *                                      20,000                  389
   Sonus Networks *                                 60,000                  277
                                                                          5,836

   Wireless Equipment  6.4%
   Nokia ADR                                        70,000                1,717
   Openwave Systems *                              200,000                1,959
   QUALCOMM *                                       33,000                1,666
                                                                          5,342
   Total Communications Equipment                                        11,178


   COMPONENT PROCESSING EQUIPMENT  2.0%

   Semiconductor Processing Equipment  2.0%
   ASM Lithography *                                25,000      $           428
   Cabot Microelectronics *                         10,000                  793
   Cognex *                                         18,000                  461
   Total Component Processing Equipment                                   1,682


   COMPONENTS  12.2%

   Analog Semiconductors  3.5%
   Analog Devices *                                 30,000                1,332
   Maxim Integrated Products *                      30,000                1,575
                                                                          2,907

   Digital Semiconductor  7.7%
   Altera *                                         35,000                  742
   Samsung Electronics (KRW)                         7,000                1,493
   Taiwan Semiconductor Manufacturing (TWD)        500,000                1,252
   Texas Instruments                                30,000                  840
   United Microelectronics (TWD)                   900,000                1,313
   Xilinx *                                         22,000                  859
                                                                          6,499

   Optical Components  1.0%
   JDS Uniphase *                                  100,000                  867
                                                                            867
   Total Components                                                      10,273

   Total Common Stocks (Cost  $94,164)                                   82,383

   Short-Term Investments  1.5%

   Money Market Funds  1.5%
   T. Rowe Price Government Reserve
   Investment Fund, 1.81% #                      1,263,957                1,264

   Total Short-Term Investments (Cost  $1,264)                            1,264



                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands
   Total Investments in Securities
   99.4% of Net Assets (Cost $95,428)                           $        83,647

   Other Assets Less Liabilities                                            473

   NET ASSETS                                                   $        84,120
                                                                ---------------

   Net Assets Consist of:

   Undistributed net realized gain (loss)                       $       (79,025)

   Net unrealized gain (loss)                                           (11,797)

   Paid-in-capital applicable to 17,704,647 shares
   of $0.0001 par value capital stock outstanding;
   1,000,000,000 shares authorized                                      174,942

   NET ASSETS                                                   $        84,120
                                                                ---------------

   NET ASSET VALUE PER SHARE                                    $          4.75
                                                                ---------------


   #    Seven-day yield
   *    Non-income producing
   + Securities contain some restrictions as to public resale-total of such securities at year-end amounts to 1.51% of net assets
   ADR  American Depository Receipts
   EUR  Euro
   GBP  British pound
   JPY  Japanese yen
   KRW  South Korean won
   TWD  Taiwan dollar

   The accompanying notes are an integral part of these financial statements.



T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                             12/31/01

   Investment Income (Loss)

   Income
     Interest                                              $      248
     Dividend (net of foreign taxes of $20)                       158
     Total income                                                 406

   Expenses
     Shareholder servicing                                        622
     Investment management                                        569
     Custody and accounting                                       121
     Prospectus and shareholder reports                            68
     Registration                                                  57
     Legal and audit                                               16
     Directors                                                      9
     Proxy and annual meeting                                       3
     Miscellaneous                                                  2
     Total expenses                                             1,467
     Expenses paid indirectly                                      (2)
     Net expenses                                               1,465
   Net investment income (loss)                                (1,059)
   Realized and Unrealized Gain (Loss)

   Net realized gain (loss)
     Securities                                               (73,448)
     Foreign currency transactions                               (127)
     Net realized gain (loss)                                 (73,575)

   Change in net unrealized gain (loss)
     Securities                                                25,909
     Other assets and liabilities
     denominated in foreign currencies                            (17)
     Change in net unrealized gain (loss)                      25,892

   Net realized and unrealized gain (loss)                    (47,683)

   INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                                  $  (48,742)
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year                 Year
                                                     Ended                Ended
                                                  12/31/01             12/30/00

   Increase (Decrease) in Net Assets
   Operations
     Net investment income (loss)          $        (1,059)     $           (91)
     Net realized gain (loss)                      (73,575)              (5,605)
     Change in net unrealized gain (loss)           25,892              (37,689)
     Increase (decrease) in net assets
     from operations                               (48,742)             (43,385)

   Capital share transactions *
     Shares sold                                    31,330              185,106
     Shares redeemed                               (29,636)             (10,653)
     Increase (decrease) in net assets
     from capital share transactions                 1,694              174,453

   Net Assets
   Increase (decrease) during period               (47,048)             131,068
   Beginning of period                             131,168                  100

   End of period                           $        84,120      $       131,168

*Share information
     Shares sold                                     5,508               18,967
     Shares redeemed                                (5,466)              (1,314)

     Increase (decrease) in shares
     outstanding                                        42               17,653


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------
                                                               December 31, 2001

Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Global Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 29, 2000. The fund seeks to provide long-term capital growth.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $183,781,000 and $176,695,000, respectively, for the year ended December 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     There were no distributions in the year ended December 31, 2001. The tax-basis components of net assets at December 31, 2001 were as follows:

--------------------------------------------------------------------------------
     Unrealized appreciation                                       $14,206,000

     Unrealized depreciation                                       (30,150,000)

     Net unrealized appreciation (depreciation)                    (15,944,000)

     Capital loss carryforwards                                    (74,878,000)

     Distributable earnings                                        (90,822,000)

     Paid-in capital                                               174,942,000

     Net assets                                                    $84,120,000
                                                                   -----------


     Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, $4,147,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002. Further, the fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2001, the fund has $74,878,000 of capital loss carryforwards, $878,000 of which expire in 2008 and $74,000,000 in 2009.

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
     Undistributed net investment income                           $1,059,000

     Undistributed net realized gain                                  122,000

     Paid-in capital                                               (1,181,000)
                                                                   -----------

     At December 31, 2001, the cost of investments for federal income tax purposes was $99,575,000.


NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $47,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.45% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through December 31, 2002, which would cause the fund's ratio of total expenses to average net assets to exceed 1.50%. Thereafter, through December 31, 2004, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.50%. Pursuant to this agreement, $185,000 of management fees were not accrued by the fund for the year ended December 31, 2001.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $581,000 for the year ended December 31, 2001, of which $51,000 was payable at year end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $133,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Global Technology Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global Technology Fund, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with custodians, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 18, 2002



T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------

  The T. Rowe Price Global Technology Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

  The results of voting were as follows (by number of shares):


  M. David Testa                           F. Pierce Linaweaver
   Affirmative:    10,836,578.051           Affirmative:       10,803,587.374
   Withhold:          477,403.749           Withhold:             510,394.426
   Total:          11,313,981.800           Total:             11,313,981.800


  James A.C. Kennedy                       Hanne M. Merriman
   Affirmative:       10,829,498.738        Affirmative:       10,826,959.555
   Withhold:             484,483.062        Withhold:             487,022.245
   Total:             11,313,981.800        Total:             11,313,981.800


  Calvin W. Burnett                        John G. Schreiber
   Affirmative:       10,784,867.071        Affirmative:       10,830,631.118
   Withhold:             529,114.729        Withhold:             483,350.682
   Total:             11,313,981.800        Total:             11,313,981.800


  Anthony W. Deering                       Hubert D. Vos
   Affirmative:       10,832,447.695        Affirmative:       10,807,869.890
   Withhold:             481,534.105        Withhold:             506,111.910
   Total:             11,313,981.800        Total:             11,313,981.800


  Donald W. Dick, Jr.                      Paul M. Wythes
   Affirmative:       10,832,393.282        Affirmative:       10,814,178.241
   Withhold:             481,588.518        Withhold:             499,803.559
   Total:             11,313,981.800        Total:             11,313,981.800


  David K. Fagin                           James S. Riepe
   Affirmative:       10,818,744.847        Affirmative:       10,827,421.283
   Withhold:             495,236.953        Withhold:             486,560.517
   Total:             11,313,981.800        Total:             11,313,981.800



T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------

Independent Directors
--------------------------------------------------------------------------------

                                                       Number of
                                                       Portfolios
                          Term of                      in Fund
Name,                     Office*     Principal        Complex    Other
Address,     Position(s)  and Length  Occupation(s)    Overseen   Directorships
and Date     Held With    of Time     During Past      by         Held by
of Birth     Fund         Served      5 Years          Director   Director
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident Bank
Burnett,                  2001        Coppin State                of Maryland
Ph.D.                                 College
100 East
Pratt
Street
3/16/32
--------------------------------------------------------------------------------
Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   2001        Chairman of the             Company
100 East                              Board, President,
Pratt                                 and Chief
Street                                Executive
1/28/45                               Officer,
                                      The Rouse
                                      Company, real
                                      estate
                                      developers
--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick, Jr.                 2000        EuroCapital                 Applicable
100 East                              Advisors, LLC,
Pratt                                 an acquisition
Street                                and management
1/27/43                               advisory firm
--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     2000        Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          and Resources
Street                                Golden Star                 Ltd., and
4/9/38                                Resources Ltd.,             Canyon
                                      and Canyon                  Resources,
                                      Resources,                  Corp.
                                      Corp.
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



Independent Directors (continued)
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                2001        F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates, Inc.,
Street                                consulting
8/22/34                               environmental
                                      and civil
                                      engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  2000        Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
11/16/41                                                          Enterprises,
                                                                  Inc.,
                                                                  The Rouse
                                                                  Company,
                                                                  State Farm
                                                                  Mutual
                                                                  Automobile
                                                                  Insurance
                                                                  Company, and
                                                                  US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 2001        Centaur Capital             Residential
100 East                              Partners, Inc.,             Properties
Pratt                                 a real estate               Trust,
Street                                investment                  The Brickman
10/21/46                              company;                    Group, LTP.,
                                      Senior Advisor              Host Marriott
                                      and Partner,                Corporation,
                                      Blackstone Real             and
                                      Estate Advisors,            The Rouse
                                      L.P.                        Company, real
                                                                  estate
                                                                  developers
--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       2000        Stonington                  Applicable
100 East                              Capital
Pratt                                 Corporation, a
Street                                private
8/2/33                                investment
                                      company
--------------------------------------------------------------------------------
*Each director serves until election of a successor.




Independent Directors (continued)
--------------------------------------------------------------------------------
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    2000        Partner                     Corporation
100 East                              of Sutter
Pratt                                 Hill Ventures,
Street                                a venture
6/23/33                               capital
                                      limited
                                      partnership,
                                      providing
                                      equity capital
                                      to young
                                      high
                                      technology
                                      companies
                                      throughout
                                      the
                                      United States
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------

Inside Directors
--------------------------------------------------------------------------------

                                                       Number of
                                                       Portfolios
                          Term of                      in Fund
Name,                     Office*     Principal        Complex    Other
Address,     Position(s)  and Length  Occupation(s)    Overseen   Directorships
and Date     Held With    of Time     During Past      by         Held by
of Birth     Fund         Served      5 Years          Director   Director
--------------------------------------------------------------------------------
James A.C.   Director     Elected     Managing         32         Not
Kennedy                   2001        Director                    Applicable
100 East                              and Director,
Pratt                                 T. Rowe Price
Street                                and T. Rowe
8/15/53                               Price Group,
                                      Inc.
--------------------------------------------------------------------------------
James S.     Director     Elected     Vice Chairman    82         Not
Riepe                     2000        of the Board,               Applicable
100 East                              Director and
Pratt                                 Managing Director,
Street                                T. Rowe Price
6/25/43                               Group, Inc.;
                                      Director and
                                      Managing Director,
                                      T. Rowe Price;
                                      Chairman of the
                                      Board and
                                      Director,
                                      T. Rowe Price
                                      Investment
                                      Services, Inc.,
                                      T. Rowe Price
                                      Retirement Plan
                                      Services, Inc.,
                                      and T. Rowe Price
                                      Services, Inc.;
                                      Chairman of the
                                      Board, Director,
                                      President and
                                      Trust Officer,
                                      T. Rowe Price
                                      Trust Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



Inside Directors (continued)
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice Chairman    97         Not
Testa                     2000        of the Board,               Applicable
100 East                              Chief Investment
Pratt                                 Officer, Director,
Street                                and Managing
4/22/44                               Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chief
                                      Investment
                                      Officer, Director,
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price; Vice
                                      President and
                                      Director,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------


Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset
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Brokerage SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other
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INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to
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     *    T. Rowe Price Brokerage is a division of T. Rowe Price Investment
          Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services

     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

     PLANNING TOOLS AND SERVICES

     T. Rowe Price(registered trademark) Retirement Income Manager helps
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     analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Rollover Investment Service offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This
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     Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

     INVESTMENT VEHICLES

     Individual Retirement Accounts (IRAs)
     No-Load Variable Annuities
     Small Business Retirement Plans



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS
Domestic Taxable
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS
Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**   Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Invest withConfidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

                                                              F132-050  12/31/01